UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 11, 2025

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (646) 930-0950

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously reported by Flutter Entertainment plc (the “Company”) on December 11, 2025 and January 14, 2026 on Form 8-K (the “Original Form 8-Ks”), the Company appointed Sally Susman and David Kenny, respectively, to the Company’s Board of Directors (the “Board”) as non-executive directors effective as of the conclusion of, and subject to election at, the Company’s 2026 Annual General Meeting on May 29, 2026 (“2026 AGM”). At the time of their appointments, the Board had not yet determined the committees of the Board to which Ms. Susman and Mr. Kenny would be appointed. This Amendment No. 1 to the Original Form 8-Ks is being filed solely to amend and supplement Item 5.02 of the Original Form 8-Ks, as described below. This Amendment No. 1 makes no other amendments to the Original Form 8-Ks.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2026, the Board appointed Sally Susman as a member of the Risk and Sustainability Committee of the Board and David Kenny as a member of the Compensation and Human Resources Committee of the Board, effective as of the conclusion of, and subject to election at, the 2026 AGM.

Item 7.01	Regulation FD Disclosure.

On April 28, 2026, Flutter Entertainment plc released, via the Regulatory News Service in London, an announcement (the “RNS Announcement”) regarding Ms. Susman and Mr. Kenny’s committee appointments, which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	RNS Announcement dated April 28, 2026

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: April 28, 2026	By:	/s/ Edward Traynor
	Name:	Edward Traynor
	Title:	Company Secretary